VAN KAMPEN UNIT TRUSTS, SERIES 829

                   Financial Institutions Portfolio, Series 41

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 10, 2009

   As a result of recently announced decreases in the dividend rates for several of the issuers in the Financial Institutions Portfolio, the Estimated Net Annual Income will be reduced. Notwithstanding anything to the contrary in the prospectus, as of March 6, 2009, the new Estimated Net Annual Income amount is $0.17534 per Unit.

Supplement Dated: March 9, 2009